LANK ACQUISITION CORP.
10 Glenville Street
Greenwich, CT 06831

November 15, 2007

Mr. Reuben Gutoff
110 East 71st Street
New York, New York 10021

RE: Securities Subscription Agreement

To whom it may concern:

We are pleased to accept the offer you (the “Subscriber”) have made to purchase 15,625 shares (the “Shares”) of common stock, $0.0001 par value per share (the “Common Stock”) of Lank Acquisition Corp., a Delaware corporation (the “Company”). The terms on which the Company is willing to sell the Shares to the Subscriber, and the Company and the Subscriber’s agreements regarding such Shares, are as follows:

1.  Purchase of Shares. For the aggregate sum of $125.00 (the “Purchase Price”), which the Company acknowledges receiving in cash, the Company hereby sells and issues the Shares to the Subscriber, and the Subscriber hereby purchases the Shares from the Company, on the terms and subject to the conditions set forth in this Agreement. Concurrently with the Subscriber’s execution of this Agreement, the Company is delivering to the Subscriber a certificate registered in the Subscriber’s name representing the Shares, receipt of which the Subscriber hereby acknowledges.

2. The Subscriber’s Representations, Warranties and Agreements. To induce the Company to issue the Shares to the Subscriber, the Subscriber hereby represents and warrants to the Company on behalf of itself and on behalf of each of its members (if applicable), and agrees with the Company as follows:

2.1. No Government Recommendation or Approval. The Subscriber understands that no United States federal or state agency or similar agency of any other country, has passed upon or made any recommendation or endorsement of the offering of the Shares.

2.2. Experience, Financial Capability and Suitability. The Subscriber is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of this investment and to make an informed decision relating thereto. The Subscriber is aware its investment in the Company is a speculative investment that has limited liquidity, because there may never be an established market for the Company’s securities. The Subscriber has the financial capability for making the investment and the investment is a suitable one for the Subscriber. The Subscriber can, without impairing its financial condition, hold the Shares for an indefinite period of time and can afford a complete loss of the investment. The Subscriber acknowledges that the Company has urged the Subscriber to seek independent advice from professional advisors relating to the suitability of an investment in the Company and in connection with this Agreement, and that the Subscriber has sought and received such independent professional advice with respect to such investment and this Agreement or, after careful consideration, the Subscriber has determined to waive its right to seek and/or receive such independent professional advice.

2.3. Access to Information. Prior to the execution of this Agreement, the Subscriber has had the opportunity to ask questions of and receive answers from representatives of the Company concerning an investment in the Company, as well as the finances, operations, business and prospects of the Company, and the opportunity to obtain additional information to verify the accuracy of all information so obtained.

2.4. Regulation D Offering. Subscriber represents that it is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) and acknowledges the sale contemplated hereby is being made in reliance on a private placement exemption to “accredited investors” within the meaning of Section 501(a) of Regulation D under the Securities Act or similar exemptions under state law; and, accordingly, such securities will be “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, and therefore may not be offered, pledged or sold by him, directly or indirectly, in the United States without registration under United States federal and state securities laws and Subscriber understands the certificates representing such securities will contain a legend in respect of such restrictions.

2.5.  Restrictions on Transfer. Subscriber acknowledges and understands the Shares are being offered in a transaction not involving a public offering within the meaning of the Securities Act. The Shares have not been registered under the Securities Act, and, if in the future the Subscriber decides to offer, resell, pledge or otherwise transfer the Shares, such Shares may be offered, resold, pledged or otherwise transferred only (A) pursuant to an effective registration statement filed under the Securities Act, (B) pursuant to an exemption from registration under Rule 144 promulgated under the Securities Act, if available, or (C) pursuant to any available other exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable securities laws of any state or any other jurisdiction. Subscriber agrees that if any transfer of its Shares or any interest therein is proposed to be made, as a condition precedent to any such transfer, Subscriber may be required to deliver to the Company an opinion of counsel satisfactory to the Company. Absent registration or an available exemption from registration, the Subscriber agrees that it will not resell the Shares. Subscriber explicitly understands and acknowledges that the Securities and Exchange Commission (the “SEC”) has taken the position the Subscriber would be considered a promoter under the Securities Act and that promoters or affiliates of a blank check company and their transferees, both before and after a business combination, would act as “underwriters” under the Securities Act when reselling the securities of that blank check company. Accordingly, Rule 144 promulgated under the Securities Act will not be available to the Subscriber for the resale of the Shares despite technical compliance with the requirements of Rule 144, in which event the resale transactions would need to be made through a registered offering.

3. Escrow of Shares. Upon consummation of the Company’s initial public offering (the “IPO”) of its securities pursuant to the Company’s registration statement on Form S-1 under the Securities Act (the “Registration Statement”), the Subscriber, and its designees, shall enter into a securities escrow agreement (the “Escrow Agreement”) with American Stock Transfer & Trust Company (the “Escrow Agent”), whereby the Shares (and any shares of Common Stock which may be issued as a dividend as a result of any stock split) shall be held in escrow and will not be released until one year after the consummation of the Company’s initial business combination, unless the Company were to engage in a transaction subsequent to such business combination that results in all of the Company’s stockholders of the combined entity having the right to exchange their shares of Common Stock for cash, securities or other property. As used herein, “Business Combination” shall mean an acquisition by the Company by merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination of one or more operating businesses.

4.    Waiver of Liquidation Distributions; Conversion Rights. In connection with the Shares purchased pursuant to this Agreement and any other Company securities purchased on a private placement basis prior to or concurrent with the IPO, the Subscriber hereby waives any and all right, title, interest or claim of any kind in or to any distributions by the Company from the trust account established by the Company in connection with the IPO (the “Trust Account”), in the event of a liquidation of the Company upon the Company’s failure to timely complete a Business Combination. For purposes of clarity, in the event the Subscriber purchases shares of Common Stock in the IPO or in the aftermarket, any additional shares so purchased shall be eligible to receive any liquidating distributions by the Company. However, in no event will Subscriber have the right to redeem any Shares into funds held in the trust account with the Escrow Agent upon the successful completion of a Business Combination.

5. Restrictions on Transfer.

5.1  Securities Law Restrictions. In addition to the restrictions contained in the Escrow Agreement, Subscriber agrees not to sell, transfer, pledge, hypothecate or otherwise dispose of all or any part of the Shares unless, prior thereto (a) a registration statement on the appropriate form under the Securities Act and applicable state securities laws with respect to the Shares proposed to be transferred shall then be effective or (b) the Company shall have received an opinion from counsel reasonably satisfactory to the Company, that such registration is not required because such transaction complies with the Securities Act and the rules promulgated by the Securities and Exchange Commission thereunder and with all applicable state securities laws.

5.2  Restrictive Legends. All certificates representing the Shares shall have endorsed thereon legends substantially as follows:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THIS CORPORATION, IS AVAILABLE.”

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS CONTAINED IN A STOCK ESCROW AGREEMENT (THE “AGREEMENT”) AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED DURING THE TERM OF THE ESCROW PERIOD (AS DEFINED IN THE AGREEMENT).”

5.3. Additional Shares or Substituted Securities. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding capital stock without receipt of consideration, any new, substituted or additional securities or other property which are by reason of such transaction distributed with respect to any Shares subject to this Section 5 or into which such Shares thereby become convertible shall immediately be subject to this Section 5 and Section 3.3. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of Shares subject to this Section 5 and Section 3.3.

6. Other Agreements.

6.1. Further Assurances. Subscriber agrees to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

6.2 Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party’s address set forth on the first page of this Agreement or to such other address as a party may designate by notice hereunder, and shall be either (a) delivered by hand, (b) sent by overnight courier, or (c) sent by certified mail, return receipt requested, postage prepaid. All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (ii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iii) if sent by certified mail, on the fifth (5th) business day following the day such mailing is made.

6.3. Entire Agreement. This Agreement, along with that certain letter agreement by and between the Subscriber and the Company, substantially in the form filed as an exhibit to the Registration Statement, embodies the entire agreement and understanding between the Subscriber and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

6.4. Modifications and Amendments. The terms and provisions of this Agreement may be modified or amended only by written agreement executed by all parties hereto.

6.5. Waivers and Consents. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

6.6. Assignment. The rights and obligations under this Agreement may not be assigned by either party hereto without the prior written consent of the other party.

6.7. Benefit. All statements, representations, warranties, covenants and agreements in this Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

6.8. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of State of New York, without giving effect to the conflict of law principles thereof.

6.9. Severability. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

6.10. No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

6.11. Survival of Representations and Warranties. All representations and warranties made by the parties hereto in this Agreement or in any other agreement, certificate or instrument provided for or contemplated hereby, shall survive the execution and delivery hereof and any investigations made by or on behalf of the parties.

6.12. No Broker or Finder. Each of the parties hereto represents and warrants to the other that no broker, finder or other financial consultant has acted on their behalf in connection with this Agreement or the transactions contemplated hereby in such a way as to create any liability on the other. Each of the parties hereto agrees to indemnify and save the other harmless from any claim or demand for commission or other compensation by any broker, finder, financial consultant or similar agent claiming to have been employed by or on behalf of such party and to bear the cost of legal expenses incurred in defending against any such claim.

6.13. Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

6.14. Counterparts. This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

[SIGNATURE PAGE FOLLOWS]

If any foregoing accurately sets forth our understanding and agreement, please sign the enclosed copy of this agreement and return it to us.

Very truly yours,

LANK ACQUISITION CORP.

By: ____/s/ Mark Davis________________
Name: Mark Davis
Title: Co-Chairman, Co-President and
Co- Chief Financial Officer

Accepted and agreed this
15th day of November, 2007

/s/ Reuben Gutoff
Reuben Gutoff